Exhibit 10.1
                 Premier Bank's 1995 Incentive Stock Option Plan

Incorporated by reference to Exhibit 99.6 to the company's Registration Statement No. 333-34243 on Form S-4 filed with the Securities and Exchange Commission on August 22, 1997 and amended on September 9, 1997.